UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5818 El Camino Real, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 25, 2014, the Superior Court of the State of California, County of San Diego entered an order preliminarily approving a proposed settlement of the state derivative lawsuits consolidated under the caption In re Alphatec Holdings, Inc. Derivative Shareholder Litigation, Lead Case No. 37-2010-00058586-CU-BT-NC, pending in the Superior Court of the State of California, County of San Diego (the “Derivative Action”). Pursuant to the proposed settlement, and in exchange for a release of all claims by the plaintiffs, among others, and a dismissal of the Derivative Action we have agreed to adopt certain corporate governance reforms and to pay $5.25 million for plaintiffs’ counsel’s fees and expenses in connection with the Derivative Action. The plaintiffs’ counsel’s fees and expenses will be paid by insurance. The proposed settlement is subject to final approval by the Superior Court of California. As required by the order, the Notice of Proposed Settlement of Shareholder Derivative Actions (the “Notice”) and the Stipulation of Settlement, dated March 25, 2014 (the “Stipulation”), are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively. The Notice and the Stipulation are also available on Alphatec Holdings, Inc.’s (the “Company”) website at http://investors.alphatecspine.com/downloads.cfm?categoryid=8705. The information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to: the proposed settlement of the Derivative Action, the resolution of the Derivative Action, related approval, and the involvement of other actions in the proposed settlement. The important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, the risk that the settlement may not receive requisite approval, may not have the expected impact, including resolving the Derivative Action, or may require more activity or expense than expected. Please refer to the risks detailed from time to time in the Company’s SEC reports, including its Annual Report Form 10-K for the year ended December 31, 2013, filed on March 20, 2014 with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Shareholder Derivative Actions

99.2	Stipulation of Settlement, dated March 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC. (Registrant)

Date: May 2, 2014	/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Shareholder Derivative Actions

99.2	Stipulation of Settlement, dated March 25, 2014